Accounts receivable	6 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivable	Accounts receivable
The following is a table summarizing our accounts receivable as of June 30, 2020 and December 31, 2019:

	As of
In thousands of U.S. dollars	June 30, 2020	December 31, 2019
Scorpio MR Pool Limited	$47,077	$44,739
Scorpio LR2 Pool Limited	42,512	17,689
Scorpio LR1 Pool Limited	11,482	9,000
Scorpio Handymax Tanker Pool Limited	3,077	2,984
Scorpio Services Holding Limited (SSH)	657	—
Scorpio Ship Management S.A.M.	296	—
Receivables from related parties	105,101	74,412

Insurance receivables	6,974	1,322
Freight and time charter receivables	989	962
Other receivables	1,861	1,478
	$114,925	$78,174
Scorpio MR Pool Limited, Scorpio LR2 Pool Limited, Scorpio Handymax Tanker Pool Limited, and Scorpio LR1 Pool Limited or the Scorpio Pools, are related parties, as described in Note 12. Amounts due from the Scorpio Pools relate to income receivables and receivables for working capital contributions, which are expected to be collected within one year. The increase in accounts receivable from December 31, 2019 to June 30, 2020 relates to the timing of cash receipts and increased revenues from the Scorpio Pools.
Freight and time charter receivables represent amounts collectible from customers for our vessels operating on time charter or in the spot market. We consider that the carrying amount of accounts receivable approximates their fair value due to the relative short maturity thereof. Accounts receivable are non-interest bearing. At June 30, 2020 and December 31, 2019, no material receivable balances were either past due or impaired.